UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 24, 2008
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (304) 598-2000
990 Elmer Prince Drive
P.O. Box 656
Morgantown, West Virginia 26507-0656
(Address of principal executive offices, zip code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Section 409A of the Internal Revenue Code changed the income tax treatment of nonqualified deferred compensation plans and imposed requirements on both the terms and operations of such plans. Although Section 409A’s provisions have been in effect since 2005 and employers have been required to operate in good faith since that time, final regulations under that section were not issued until 2007. Companies must amend affected nonqualified deferred compensation plans by December 31, 2008, in order to comply with Section 409A and the regulations promulgated thereunder.
     Accordingly, on December 24, 2008, Centra Bank, Inc. (the “Bank”), a wholly owned subsidiary of Centra Financial Holdings, Inc. (the “Registrant”), amended various agreements entered into between selected officers (the “Officers”) and the Bank. The purpose of these amendments was to complete necessary modifications to comply with Section 409A of the Internal Revenue Code. The following agreements were amended:
•	Executive Salary Continuation Agreement for John T. Fahey dated September 7, 2005;

•	Executive Salary Continuation Agreement for E. Richard Hilleary dated September 7, 2005;

•	Executive Salary Continuation Agreement for Henry M. Kayes, Jr. dated September 6, 2005;

•	Executive Salary Continuation Agreement for Timothy P. Saab dated September 7, 2005;

•	Executive Salary Continuation Agreement for Kevin D. Lemley dated September 7, 2005;

•	Executive Salary Continuation Agreement for Karla Strosnider dated September 7, 2005;

•	Executive Salary Continuation Agreement for Kevin D. Lemley dated January 24, 2001;

•	Executive Salary Continuation Agreement for Timothy P. Saab dated January 24, 2001; and

•	Executive Supplemental Retirement Plan Executive Agreement for Douglas J. Leech dated April 20, 2000.
     The amendments change certain definitions such as “Retirement Date,” “Termination of Employment,” “Change in Control,” and “Separation from Service” to comply with Internal Revenue Code Section 409A. The amendments also add provisions regarding the timing and form of payments.
     The purpose of the agreements is to further growth and development of the Bank by providing the Officers with supplemental retirement income, and thereby encouraging their productive efforts on behalf of the Bank and the Bank’s shareholders and to align the interests of the Officers and those shareholders. The amendments to the 2005 agreements are made effective as of June 13, 2005 and the amendments to the 2001 and 2000 agreements are made effective as of January 1, 2005.

Item 9.01. Exhibits

Exhibit 10.29	Executive Salary Continuation Agreement for John T. Fahey dated September 7, 2005

Exhibit 10.30	Executive Salary Continuation Agreement for E. Richard Hilleary dated September 7, 2005

Exhibit 10.31	Executive Salary Continuation Agreement for Henry M. Kayes, Jr. dated September 6, 2005

Exhibit 10.32	Executive Salary Continuation Agreement for Timothy P. Saab dated September 7, 2005

Exhibit 10.33	Executive Salary Continuation Agreement for Kevin D. Lemley dated September 7, 2005

Exhibit 10.34	Executive Salary Continuation Agreement for Karla Strosnider dated September 7, 2005

Exhibit 10.35	Executive Salary Continuation Agreement for Kevin D. Lemley dated January 24, 2001

Exhibit 10.36	Executive Salary Continuation Agreement for Timothy P. Saab dated January 24, 2001

Exhibit 10.37	Executive Supplemental Retirement Plan Executive Agreement for Douglas J. Leech dated April 20, 2000

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 24, 2008	Centra Financial Holdings, Inc.
	By	/s/ Douglas J. Leech
Douglas J. Leech, President and Chief Executive Officer

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